SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) September 11, 2006
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

















ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On September 15, 2006, AMCON Distributing Company ("Company" or "Exchange") issued a press release updating the status of its compliance with the continued listing standards of the American Stock Exchange ("AMEX"). Currently, the Company is not in compliance with Sections 134, 1003(d) and 1101 of the AMEX Company Guide as a result of having not filed the Quarterly Report on Forms 10-Q for the quarters ended December 31, 2005, March 31, 2006 and June 30, 2006 because of the delays in filing its Annual Report on Form 10-K. Additionally, the Company is also not in compliance with Section 1003(a)(i) of the AMEX Company Guide with shareholder's equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of its three most recent fiscal years.

In order to maintain its AMEX listing, the Company must submit a plan by October 11, 2006 advising the Exchange of the action it has taken, or will take, that would bring it into compliance with the continued listing standards of Section 1003(a)(i) of the AMEX Company Guide no later than June 11, 2007. Additionally, the AMEX is continuing to review a compliance plan previously submitted by the Company on August 24, 2006 with respect to the actions it has taken, or will take, that will bring it into compliance with
Section 134, 1003(d) and 1101 no later than November 30, 2006. At this point, the AMEX has deferred a decision on the August 24, 2006 plan until the they have received the Company's plan to be submitted no later than October 11, 2006.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION
         99.1              Press release dated September 15, 2006









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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)

Date: September 15, 2006        By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President & Acting
                                           Chief Financial Officer


                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1             Press release, dated September 15, 2006



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                              Exhibit 99.1

AMCON TO SUBMIT COMPREHENSIVE COMPLIANCE PLAN TO AMERICAN STOCK EXCHANGE

                                NEWS RELEASE

Chicago, Illinois (BUSINESS WIRE)   September 15, 2006 - AMCON Distributing
Company today announced plans to submit a comprehensive plan of compliance to the American Stock Exchange ("AMEX") by October 11, 2006. The plan will address the actions the Company plans to implement in order to be in compliance with Sections 134, 1003(d), 1101, and 1003(a)(i) of the AMEX Company Guide and will specifically address the Company's issue of filing company Form 10-Q's for the periods ending December 31, 2005, March 31, 2006, and June 30, 2006; as well as the issue of shareholders equity less than $2,000,000 and a net loss in two out of the last three years. Decision on a previously submitted plan dated August 24, 2006 has been deferred pending receipt of this new comprehensive plan.

Andrew Plummer, AMCON's Chief Financial Officer, noted; "We are confident that we will be able to demonstrate our ability to regain compliance with the AMEX listing standards. We are working on an expedited basis with our new auditors McGladrey & Pullen, LLP to complete the quarterly reports. Additionally, we are continuing to evaluate a number of strategic initiatives available to Management which will enable us to address the shareholders' equity and earnings requirements of the AMEX. We are working closely with the senior officials at the AMEX and are keeping them fully informed of the state of affairs at the Company, and appreciate their sincere efforts to understand the details of our business strategy. We look forward to maintaining our listing and long term relationship with the AMEX."

As previously reported, AMCON has received multiple offers for its Hawaii Natural Water Company business unit. The Company is presently in negotiations with several parties and will make a further announcement as circumstances warrant.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akin's Natural Foods Market. Hawaiian Natural Water Company, Inc. produces and sells natural spring water under the Hawaiian Springs label in Hawaii and other foreign markets and purified bottled water on the Island of Oahu in Hawaii. The natural spring water is bottled at the source on the Big Island of Hawaii.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the

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future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

Contact:
AMCON Distributing Company, Chicago
Christopher H. Atayan, 312-327-1770
Fax: 312-527-3964

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